UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

NYLI CBRE GLOBAL INFRASTRUCTURE MEGATRENDS TERM FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

☐	Fee paid with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

CLOSED-END FUND
PROXY CONTEST FACT SHEET FOR:
NYLI CBRE GLOBAL INFRASTRUCTURE
EQ Fund Solutions	MEGATRENDS TERM FUND

ANNUAL MEETING IMPORTANT DATES		LOCATION OF ANNUAL MEETING

Record Date	JULY 7, 2025	OFFICES OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC 51 MADISON AVENUE NEW YORK, NEW YORK 10010
Mail Date	JULY 28, 2025
Meeting Date	OCTOBER 1, 2025 @ 2 PM (EASTERN TIME)

ADDITIONAL INFORMATION		CONTACT INFORMATION

Ticker	MEGI	Inbound Line	1-800-848-3374

CUSIP	56064Q107	Website	www.newyorklifeinvestments.com/

What are Shareholders being asked to vote on?

I.	To elect five Trustees of the Fund as named in the proxy statement:

A.	Two Class II Trustees of the Fund with each Trustee to serve until the annual meeting of shareholders in 2027 or until their successors are duly elected and qualified;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

B.	Three Class III Trustees of the Fund with each Trustee to serve until the annual meeting of shareholders in 2028 or until their successors are duly elected and qualified;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

II.

If properly presented at the Meeting, to vote on a non-binding proposal regarding declassification of the Fund’s Board of Trustees (“Board”) put forth by Saba Capital Management, L.P. (the “Dissident”), Saba Capital Management GP, LLC and certain affiliates thereof (collectively, “Saba”);

BOARD OF TRUSTEES RECOMMENDATION – “AGAINST”

Who is soliciting proxies on behalf of NYLI CBRE Global Infrastructure Megatrends Term Fund’s 2025 Annual Meeting?

Management/Board of Trustees (Client)	Dissident

NYLI CBRE Global Infrastructure Megatrends Term Fund (the “Fund”) WHITE proxy card	Saba Capital Management, L.P. (“Saba”) GOLD proxy card

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PROXY CONTEST OVERVIEW

What is happening?

This Meeting is very important as Saba Capital Master Fund, Ltd. (the “Dissident”), a private fund managed by Saba Capital Management, L.P., Saba Capital Management GP, LLC and certain affiliates thereof (collectively, “Saba”) have taken a position in the Fund and the Dissident announced its intention to elect a new nominee, Paul Kazarian (the “Dissident Nominee”), to the Board of Trustees of the Fund.

What is the Board’s position?

The Board is unanimously OPPOSED to the nomination of the Dissident Nominee.

What should shareholders do if they receive a proxy card from Saba?

Please do not send back any proxy card you may receive from the Dissident, even to withhold votes on the Dissident Nominee or to vote against their proposal, as this may cancel your prior vote for your Fund’s nominees.

The Board urges you NOT to sign or return or vote any other color proxy cards sent to you by the Dissident. Please vote using the WHITE proxy card enclosed in the mailing by the Fund.

What if a shareholder has already returned the proxy card sent by Saba?

If you have already returned the Dissident’s proxy card, you can still support the Board and the Fund by returning the WHITE proxy card. Only your latest dated proxy card will count.

Why is it important for shareholders to vote the WHITE proxy card in support of the Board’s nominees?

Saba regularly seeks to cause closed-end funds to engage in actions which can result in adverse consequences for long-term investors.

The Board has reviewed the qualifications and backgrounds of the Class II and Class III Trustee nominees and believes that they are experienced in overseeing an investment company, are familiar with the Fund and its manager and subadvisor and that their election is in the Fund’s best interests.

Therefore, the Board recommends that you vote “FOR” the Class II and Class III Trustee nominees and vote “AGAINST” the Saba Declassification Proposal on the WHITE proxy card.

Will my broker vote my account for me?

Since this is a contested proxy solicitation, if you do not give voting instructions to your broker-dealer, your broker-dealer will not be able to vote your shares with respect to the proposal to elect Trustees to the Board. You are urged to instruct your broker to vote your shares with the WHITE proxy card on both proposals.

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PROPOSALS I & II

PROPOSAL I: To Elect Class II and Class III Trustees of the Fund;

What is happening?

The Fund’s Amended and Restated Agreement and Declaration of Trust provides that the Board shall be divided into three classes of Trustees, consisting, as nearly as may be possible, of one-third (1/3) of the total number of Trustees constituting the entire Board. Each class serves for three years with one class being elected each year. Each year the term of office of one class will expire.

•

Alan R. Latshaw and Karen Hammond were elected by the initial sole shareholder of the Fund as Class II Trustees. At the Fund’s annual meeting of shareholders held on September 27, 2024 (the “2024 annual meeting”), the Board nominated the incumbent Class II Trustees and Saba submitted one nominee to serve as a Class II Trustee (each, a “Class II Nominee”).

•

No Class II Nominee received the required number of votes to be re-elected or elected to the Board at the 2024 annual meeting. Therefore, Ms. Hammond and Mr. Latshaw continued to serve on the Board as “holdover” Trustees following the 2024 annual meeting and are standing for election again this year.

•

Richard S. Trutanic and David H. Chow were elected by the initial sole shareholder of the Fund as Class III Trustees. Naïm Abou-Jaoudé was appointed as a Class III Trustee on June 7, 2023. The terms of office of the Class III Trustees (i.e. Mr. Trutanic, Mr. Chow and Mr. Abou-Jaoudé) expire on the date of the Meeting.

A.	Two Class II Trustees of the Fund with each Trustee to serve until the annual meeting of shareholders in 2027 or until their successors are duly elected and qualified;

What are shareholders being asked to approve?

The Board, including the Trustees who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) upon the recommendation of the Fund’s Nominating and Governance Committee, which is comprised solely of Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), have nominated Ms. Hammond and Mr. Latshaw to serve as Class II Trustees, until the date of the Fund’s annual shareholder meeting in 2027 or until their successors are duly elected and qualify.

NAME OF NOMINEES	TRUSTEE SINCE	YEAR OF BIRTH
1.Alan R. Latshaw	2021	1951	*
2.Karen Hammond	2021	1956

*

The Board has adopted the Board Service Policy for the Independent Trustees under which, and subject to certain exceptions, an Independent Trustee must tender his or her resignation by the end of the calendar year during which he or she: (i) reaches the age of 75 or (ii) has served on the Board for 15 years. Pursuant to the Board Service Policy, Mr. Latshaw is required to tender his resignation by December 31, 2026.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH CLASS II TRUSTEE NOMINEE

BY SUBMITTING THE WHITE PROXY CARD

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B.	Three Class III Trustees of the Fund with each Trustee to serve until the annual meeting of shareholders in 2028 or until their successors are duly elected and qualified;

The Board, including the Independent Trustees of the Fund upon the recommendation of the Fund’s Nominating and Governance Committee, which is comprised solely of Independent Trustees of the Fund, have nominated Mr. Trutanic, Mr. Chow and Mr. Abou-Jaoudé to serve as Class III Trustees, until the date of the Fund’s annual meeting in 2028 or until their successors are duly elected and qualify.

NAME OF NOMINEES	TRUSTEE SINCE	YEAR OF BIRTH
1.Naïm Abou-Jaoudé	2023	1966
2.David H. Chow	2016	1957
3.Richard S. Trutanic	2011	1952	*

*

The Board has adopted the Board Service Policy for the Independent Trustees under which, and subject to certain exceptions, an Independent Trustee must tender his or her resignation by the end of the calendar year during which he or she: (i) reaches the age of 75 or (ii) has served on the Board for 15 years. Pursuant to the Board Service Policy, Mr. Trutanic is required to tender his resignation by December 31, 2027.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH CLASS III TRUSTEE NOMINEE

BY SUBMITTING THE WHITE PROXY CARD

PROPOSAL II: (Shareholder) Non-Binding Proposal for Board Declassification;

Who submitted the shareholder proposal?

Saba has notified the Fund that Saba intends to submit a non-binding proposal at the Meeting.

What is the shareholder proposal about?

The Saba Declassification Proposal requests that the Board take the necessary steps to eliminate the classified board structure that has been in place since the Fund’s inception.

Why does the Board recommend a vote “Against” declassification of the Board?

SUMMARY

Because classified boards are a common feature of closed-end funds about which shareholders had knowledge when purchasing shares of the Fund, and the Trustees do not have the power to declassify the Fund’s Board, the Board of Trustees recommends shareholders vote the WHITE proxy card AGAINST Proposal II.

DETAILS

CLASSIFIED BOARDS PROVIDE STABILITY AND ENHANCE LONG-TERM PLANNING

Classified board structures are a common feature of closed-end funds, intended to provide stability, continuity, and independence, and to enhance long-term planning. The staggered term ensures that there are experienced Trustees serving on the Board who are familiar with the Fund, its operations, and its investment strategy. A classified board helps attract and retain trustees who are willing to make long-term commitments of their time and energy.

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THE FUND’S CLASSIFIED BOARD HAS BEEN IN PLACE SINCE THE FUND’S INCEPTION

The Fund’s classified board structure has been in place, and disclosed to Fund investors, since the Fund’s inception. Accordingly, all Fund shareholders invested in the Fund knowing, at the time of their investment, that the Fund had a classified board structure.

ONLY THE FUND’S SHAREHOLDERS HAVE THE POWER TO DECLASSIFY THE BOARD

The Saba Declassification Proposal requests that the Board “take all necessary steps in its power to declassify the Board.” However, the Trustees do not have the power to declassify the Board. Only the Fund’s shareholders have the authority to amend the relevant provisions of the Fund’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) necessary to implement a declassified board structure. Accordingly, even if the Saba Declassification Proposal is approved, the Board observes that it does not have the ability to declassify the Board. Shareholders seeking to amend the Declaration of Trust to declassify the Board may request a special meeting of shareholders for that purpose pursuant to Section 5.1 of the Declaration of Trust.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” PROPOSAL II

BY SUBMITTING THE WHITE PROXY CARD

Who will pay for the costs related to the Annual Meeting?

The expense of preparation, printing and mailing of the form of proxy and Notice and Proxy Statement will be borne by the Fund.

VOTING METHODS

MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.

INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

Proxy Materials Are Available Online At:

https://vote.proxyonline.com/NYLI/docs/MEGIAnnualMeeting2025.pdf

EQ Fund Solutions, LLC is identified in the Proxy Statement as the proxy solicitor for the Fund.

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